                               POWER OF ATTORNEY
                               -----------------

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned, being a director or officer, or both, of WHIRLPOOL CORPORATION, a Delaware corporation (hereinafter called the "Corporation"), does hereby constitute and appoint DAVID
R. WHITWAM, WILLIAM D. MAROHN, JOHN P. CUNNINGHAM, and DANIEL F. HOPP, with full power to each ofthem to act alone, as the true and lawful attorneys and against of the undersigned, with full power of substitution and resubstitution to each of said attorneys, to execute, file or deliver any and all instruments and to do all acts and things which said attorneys and agents, or any of them, deem advisable to enable the Corporation to comply with the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and any requirements of the Securities and Exchange Commission in respect any thereof, in connection with the filing under said Securities Exchange Act of the Corporation's Annual report on Form 10-K for the year ended December 31, 1996, including specifically, but without limitation of the general authority hereby granted, the power and authority to sign his or her name as a director or officer, or both, of the Corporation, as indicated below opposite his or her signature, to the Annual Report on Form 10-K, or any amendment, post-effective amendment, or papers supplemental thereto to be filed in respect of said Annual Report; and each of the undersigned does hereby fully ratify and confirm all that said attorneys and agents, or any of them, or the substitute of any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed these presents, as of the 18th day of February, 1997.


      Name                                           Title

/s/ David R. Whitwam                    Director, Chairman of the Board
----------------------                  and Chief Executive Officer
David R. Whitwam                        (Principal Executive Officer)

/s/ William D. Marohn                   Director, President and
----------------------                  Chief Operating Officer
William D. Marohn

/s/ John P. Cunningham                  Executive Vice President and
----------------------                  Chief Financial Officer
John P. Cunningham                      (Principal Financial Officer)

/s/ Robert G. Thompson                  Vice President and Controller
----------------------                  (Principal Accounting Officer)
Robert G. Thompson

/s/ Robert A. Burnett                   Director
----------------------
Robert A. Burnett

/s/ Herman Cain                         Director
----------------------
Herman Cain

/s/ Allan D. Gilmour                    Director
----------------------
Allan D. Gilmour

/s/ Kathleen J. Hempel                  Director
----------------------
Kathleen J. Hempel

/s/ Arnold G. Langbo                    Director
----------------------
Arnold G. Langbo

/s/ Miles L. Marsh                      Director
----------------------
Miles L. Marsh

/s/ Philip L. Smith                     Director
----------------------
Philip L. Smith

/s/ Paul G. Stern                       Director
----------------------
Paul G. Stern

/s/ Janice D. Stoney                    Director
---------------------
Janice D. Stoney